Exhibit 99.1
Trupanion Reports First Quarter 2019 Results
SEATTLE, WA. May 2, 2019 -- Trupanion, Inc. (Nasdaq: TRUP), a leading provider of medical insurance for cats and dogs, today announced financial results for the first quarter ended March 31, 2019.
“We executed consistently across our business in the first quarter,” said Darryl Rawlings, Founder and CEO of Trupanion. “We invested more capital at strong estimated internal rates of return and advanced several initiatives that are expected to position us well over the long term.”

First Quarter 2019 Financial and Business Highlights

•	Total revenue was $87.0 million, an increase of 25% compared to the first quarter of 2018.

•	Total enrolled pets (including pets from our other business segment) was 548,002 at March 31, 2019, an increase of 23% over March 31, 2018.

•	Subscription business revenue was $74.2 million, an increase of 21% compared to the first quarter of 2018.

•	Subscription enrolled pets was 445,148 at March 31, 2019, an increase of 15% over March 31, 2018.

•	Net loss was $(1.3) million, or $(0.04) per basic and diluted share, compared to a net loss of $(1.5) million, or $(0.05) per basic and diluted share, in the first quarter of 2018.

•	Adjusted EBITDA was $1.7 million, compared to adjusted EBITDA of $0.4 million in the first quarter of 2018.

•
Operating cash flow was $4.0 million and free cash flow was $3.1 million for the first quarter of 2019. This compared to operating cash flow of $2.1 million and free cash flow of $1.1 million in the first quarter of 2018.

Revenue by Quarter -

Conference Call
Trupanion’s management will host a conference call today to review its first quarter 2019 results. The call is scheduled to begin shortly after 1:30 p.m. PT/ 4:30 p.m. ET. A live webcast will be accessible through the Investor Relations section of Trupanion’s website at http://investors.trupanion.com and will be archived online for 3 months upon completion of the conference call. Participants can access the conference call by dialing 1-877-407-0784 (United States) or 1-201-689-8560 (International). A telephonic replay of the call will also be available, one hour after the completion of the call, by dialing 1-844-512-2921 (United States) or 1-412-317-6671 (International) and entering the replay pin number: 13689741.

About Trupanion
Trupanion is a leader in medical insurance for cats and dogs throughout the United States and Canada. For almost two decades, Trupanion has given pet owners peace of mind so they can focus on their pet's recovery, not financial stress. Trupanion is committed to providing pet owners with the highest value in pet medical insurance with unlimited payouts for the life of their pets. Trupanion is listed on NASDAQ under the symbol "TRUP". The company was founded in 2000 and is headquartered in Seattle, WA. Trupanion policies are issued, in the United States, by its wholly-owned insurance entity American Pet Insurance Company and, in Canada, by Omega General Insurance Company. For more information, please visit trupanion.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to, among other things, expectations, plans, prospects and financial results for Trupanion, including, but not limited to, its expectations regarding its ability to execute its business plans. These forward-looking statements are based upon the current expectations and beliefs of Trupanion’s management as of the date of this press release, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements made in this press release are based on information available to Trupanion as of the date hereof, and Trupanion has no obligation to update these forward-looking statements.

In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the ability to achieve or maintain profitability and/or appropriate levels of cash flow in future periods; the ability to keep growing our membership base and revenue; the accuracy of assumptions used in determining appropriate member acquisition expenditures; the severity and frequency of claims; the ability to maintain high retention rates; the accuracy of assumptions used in pricing medical plan subscriptions and the ability to accurately estimate the impact of new products or offerings on claims frequency; actual claims expense exceeding estimates; regulatory and other constraints on the ability to institute, or the decision to otherwise delay, pricing modifications in response to changes in actual or estimated claims expense; the effectiveness and statutory or regulatory compliance of our Territory Partner model and of our Territory Partners, veterinarians and other third parties in recommending medical plan subscriptions to potential members; the ability to retain existing Territory Partners and increase the number of Territory Partners and active hospitals; compliance by us and those referring us members with laws and regulations that apply to our business, including the sale of a pet medical plan; the ability to maintain the security of our data; fluctuations in the Canadian currency exchange rate; the ability to protect our proprietary and member information; the ability to maintain our culture and team; the ability to maintain the requisite amount of risk-based capital; our ability to implement and maintain effective controls, including over financial reporting; the ability to protect and enforce Trupanion’s intellectual property rights; the ability to continue key contractual relationships with third parties; third-party claims including litigation and regulatory actions; the ability to recognize benefits from investments in new solutions and enhancements to Trupanion’s technology platform and website; and our ability to retain key personnel.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the Securities and Exchange Commission (SEC), including but not limited to, Trupanion’s Annual Report on Form 10-K for the year ended December 31, 2018 and any subsequently filed reports on Forms 10-Q and 8-K. All documents are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system at www.sec.gov or the Investor Relations section of Trupanion’s website at http://investors.trupanion.com.

Non-GAAP Financial Measures
Trupanion’s stated results may include certain non-GAAP financial measures. These non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in its industry as other companies in its industry may calculate or use non-GAAP financial measures differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on Trupanion’s reported financial results. The presentation and utilization of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Trupanion urges its investors to review the reconciliation of its non-GAAP financial measures to the most directly comparable GAAP financial measures in its consolidated financial statements, and not to rely on any single financial or operating measure to evaluate its business. These reconciliations are included below and on Trupanion’s Investor Relations website.

Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company’s non-cash expenses, Trupanion believes that providing various non-GAAP financial measures that exclude stock-based compensation expense and depreciation and amortization expense allows for more meaningful comparisons between its operating results from period to period. Trupanion offsets sales and marketing expense with sign-up fee revenue in the calculation of net acquisition cost because it collects sign-up fee revenue from new members at the time of enrollment and considers it to be an offset to a portion of Trupanion’s sales and marketing expenses. Trupanion believes this allows it to calculate and present financial measures in a consistent manner across periods. Trupanion’s management believes that the non-GAAP financial measures and the related financial measures derived from them are important tools for financial and operational decision-making and for evaluating operating results over different periods of time.

Trupanion, Inc. Consolidated Statements of Operations (in thousands, except share data)
	Three Months Ended March 31,
	2019	2018
	(unaudited)
Revenue:
Subscription business	$74,222	$61,517
Other business	12,756	8,243
Total revenue	86,978	69,760
Cost of revenue:
Subscription business(1)	60,387	51,014
Other business	11,559	7,682
Total cost of revenue(2)	71,946	58,696
Gross profit:
Subscription business	13,835	10,503
Other business	1,197	561
Total gross profit	15,032	11,064
Operating expenses:
Technology and development(1)	2,669	2,164
General and administrative(1)	5,419	4,458
Sales and marketing(1)	8,227	5,938
Total operating expenses	16,315	12,560
Operating loss	(1,283)	(1,496)
Interest expense	317	219
Other income, net	(344)	(140)
Loss before income taxes	(1,256)	(1,575)
Income tax expense (benefit)	40	(95)
Net loss	$(1,296)	$(1,480)

Net loss per share:
Basic and Diluted	$(0.04)	$(0.05)
Weighted average common shares outstanding:
Basic and Diluted	34,292,367	30,246,585

(1)Includes stock-based compensation expense as follows:	Three Months Ended March 31,

	2019	2018
Cost of revenue	$247	$197
Technology and development	63	49
General and administrative	618	449
Sales and marketing	429	273
Total stock-based compensation expense	$1,357	$968

(2)The breakout of cost of revenue between veterinary invoice expense and other cost of revenue is as follows:
	Three Months Ended March 31,
	2019	2018
Veterinary invoice expense	$61,282	$50,113
Other cost of revenue	10,664	8,583
Total cost of revenue	$71,946	$58,696

Trupanion, Inc. Consolidated Balance Sheets (in thousands, except share data)
	March 31, 2019	December 31, 2018
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$26,622	$26,552
Short-term investments	61,648	54,559
Accounts and other receivables	37,568	31,565
Prepaid expenses and other assets	4,847	5,300
Total current assets	130,685	117,976
Restricted cash	1,400	1,400
Long-term investments, at fair value	3,701	3,554
Property and equipment, net	69,365	69,803
Intangible assets, net	7,839	8,071
Other long-term assets	8,315	6,706
Total assets	$221,305	$207,510
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$2,897	$2,767
Accrued liabilities and other current liabilities	12,059	11,347
Reserve for veterinary invoices	17,175	16,062
Deferred revenue	38,594	33,027
Total current liabilities	70,725	63,203
Long-term debt	18,078	12,862
Deferred tax liabilities	1,002	1,002
Other liabilities	1,491	1,270
Total liabilities	91,296	78,337
Stockholders’ equity:
Common stock: $0.00001 par value per share, 100,000,000 shares authorized; 35,397,330 and 34,467,465 shares issued and outstanding at March 31, 2019; 34,781,121 and 34,025,136 shares issued and outstanding at December 31, 2018	—	—
Preferred stock: $0.00001 par value per share, 10,000,000 shares authorized; no shares issued and outstanding	—	—
Additional paid-in capital	226,262	219,838
Accumulated other comprehensive loss	(545)	(753)
Accumulated deficit	(85,007)	(83,711)
Treasury stock, at cost: 929,865 shares at March 31, 2019 and 755,985 shares at December 31, 2018	(10,701)	(6,201)
Total stockholders’ equity	130,009	129,173
Total liabilities and stockholders’ equity	$221,305	$207,510

Trupanion, Inc. Consolidated Statements of Cash Flows (in thousands)
	Three Months Ended March 31,
	2019	2018
	(unaudited)
Operating activities
Net loss	$(1,296)	$(1,480)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization	1,613	927
Stock-based compensation expense	1,357	968
Other, net	(3)	23
Changes in operating assets and liabilities:
Accounts and other receivables	(5,894)	(3,926)
Prepaid expenses and other assets	325	(129)
Accounts payable, accrued liabilities, and other liabilities	1,256	910
Reserve for veterinary invoices	1,078	743
Deferred revenue	5,523	4,041
Net cash provided by operating activities	3,959	2,077
Investing activities
Purchases of investment securities	(17,350)	(7,140)
Maturities of investment securities	10,205	5,300
Purchases of property, equipment and intangible assets	(878)	(992)
Other	(1,479)	—
Net cash used in investing activities	(9,502)	(2,832)
Financing activities
Proceeds from exercise of stock options	661	481
Shares withheld to satisfy tax withholding	(197)	—
Proceeds from debt financing, net of financing fees	5,200	5,500
Other financing	(271)	(216)
Net cash provided by financing activities	5,393	5,765
Effect of foreign exchange rate changes on cash, cash equivalents, and restricted cash, net	220	70
Net change in cash, cash equivalents, and restricted cash	70	5,080
Cash, cash equivalents, and restricted cash at beginning of period	27,952	26,306
Cash, cash equivalents, and restricted cash at end of period	$28,022	$31,386

The following table sets forth our key operating metrics:

	Three Months Ended
	Mar. 31, 2019	Dec. 31, 2018	Sept. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sept. 30, 2017	Jun. 30, 2017
Total pets enrolled (at period end)	548,002	521,326	497,942	472,480	446,533	423,194	404,069	383,293
Total subscription pets enrolled (at period end)	445,148	430,770	416,527	401,033	385,640	371,683	359,102	346,409
Monthly average revenue per pet	$56.13	$55.15	$54.55	$53.96	$53.62	$53.17	$52.95	$51.47
Lifetime value of a pet (LVP)	$724	$710	$714	$732	$727	$727	$701	$654
Average pet acquisition cost (PAC)	$205	$186	$155	$150	$165	$184	$151	$143
Average monthly retention	98.58%	98.60%	98.61%	98.64%	98.63%	98.63%	98.61%	98.57%

The following table reflects the reconciliation of cash provided by operating activities to free cash flow (in thousands):

	Three Months Ended March 31,
	2019	2018
Net cash provided by operating activities	$3,959	$2,077
Purchases of property and equipment	(878)	(992)
Free cash flow	$3,081	$1,085

The following table reflects the reconciliation of GAAP measures to non-GAAP measures (in thousands, except percentages):

	Three Months Ended March 31,
	2019	2018
Veterinary invoice expense	$61,282	$50,113
Stock-based compensation expense	(161)	(120)
Cost of goods	$61,121	$49,993
% of revenue	70.3%	71.7%

Other cost of revenue	$10,664	$8,583
Stock-based compensation expense	(86)	(77)
Variable expenses	$10,578	$8,506
% of revenue	12.2%	12.2%

Subscription gross profit	$13,835	$10,503
Stock-based compensation expense	247	197
Non-GAAP subscription gross profit	$14,082	$10,700
% of subscription revenue	19.0%	17.4%

Gross profit	$15,032	$11,064
Stock-based compensation expense	247	197
Non-GAAP gross profit	$15,279	$11,261
% of revenue	17.6%	16.1%

Technology and development expense	$2,669	$2,164
General and administrative expense	5,419	4,458
Depreciation and amortization expense	(1,613)	(927)
Stock-based compensation expense	(681)	(498)
Fixed expenses	$5,794	$5,197
% of revenue	6.7%	7.4%

Sales and marketing expense	$8,227	$5,938
Stock-based compensation expense	(429)	(273)
Acquisition cost	$7,798	$5,665
% of revenue	9.0%	8.1%

The following table reflects the reconciliation of acquisition cost and net acquisition cost to sales and marketing expense (in thousands):

	Three Months Ended
	Mar. 31, 2019	Dec. 31, 2018	Sept. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sept. 30, 2017	Jun. 30, 2017
Sales and marketing expenses	$8,227	$6,994	$6,365	$5,702	$5,938	$5,781	$4,862	$4,372
Excluding:
Stock-based compensation expense	(429)	(355)	(358)	(349)	(273)	(172)	(165)	(198)
Acquisition cost	7,798	6,639	6,007	5,353	5,665	5,609	4,697	4,174
Net of:
Sign-up fee revenue	(703)	(655)	(693)	(624)	(616)	(550)	(558)	(517)
Other business segment sales and marketing expense	(130)	(102)	(99)	(88)	(87)	(56)	(51)	(63)
Net acquisition cost	$6,965	$5,882	$5,215	$4,641	$4,962	$5,003	$4,088	$3,594

The following table reflects the reconciliation of adjusted EBITDA to net income (loss) (in thousands):

	Three Months Ended
	Mar. 31, 2019	Dec. 31, 2018	Sept. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017	Sept. 30, 2017	Jun. 30, 2017
Net (loss) income	$(1,296)	$(275)	$1,205	$(377)	$(1,480)	$(838)	$406	$411
Excluding:
Stock-based compensation expense	1,357	1,222	1,299	1,286	968	855	895	888
Depreciation and amortization expense	1,613	1,485	1,136	964	927	1,024	1,095	1,077
Interest income	(342)	(234)	(317)	(179)	(132)	(3)	(97)	(76)
Interest expense	317	311	336	332	219	163	124	109
Income tax expense (benefit) expense	40	4	(7)	91	(95)	(482)	26	4
(Gain) loss from equity method investment	—	—	—	(107)	—	—	—	(1,036)
Adjusted EBITDA	$1,689	$2,513	$3,652	$2,010	$407	$719	$2,449	$1,377

Contacts:

Investors:
Laura Bainbridge, Head of Investor Relations
206.607.1929
InvestorRelations@trupanion.com